SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Trident Microsystems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1)	Title of each class of securities to which transaction applies: _______________________________________________________________________

2)	Aggregate number of securities to which transaction applies: _______________________________________________________________________
3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[TRIDENT LOGO]

April 26, 2006

Dear Stockholder:

A special meeting of stockholders will be held on Wednesday, May 25, 2006 at 10:00 a.m. local time, at Trident Microsystems, Inc., 1090 East Arques Avenue, Sunnyvale, California 94085 for the purpose of considering and approving the Trident Microsystems, Inc. 2006 Equity Incentive Plan and the reservation of 4,350,000 shares for issuance thereunder. You are cordially invited to attend.

The Notice of Special Meeting of Stockholders and a Proxy Statement, which describe the business to be conducted at the meeting, follow this letter.

After reading the Proxy Statement, please promptly mark, sign, and return the enclosed proxy in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy or attend the special meeting and vote in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders are important.

The Board of Directors and management look forward to seeing you at the special meeting.

Very truly yours,

FRANK C. LIN

Chairman of the Board of Directors

and Chief Executive Officer

TRIDENT MICROSYSTEMS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held May 25, 2006

To The Stockholders:

Please take notice that a special meeting of the stockholders of Trident Microsystems, Inc. (the “Company”), will be held on May 25, 2006, at 10:00 a.m. Pacific Time at Trident Microsystems, Inc., 1090 East Arques Avenue, Sunnyvale, California 94085, for the following purposes:

1.	To approve the Trident Microsystems, Inc. 2006 Equity Incentive Plan and the reservation of 4,350,000 shares of the Company’s Common Stock for issuance thereunder.
2.	To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 20, 2006 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the Company’s principal offices.

By order of the Board of Directors,

FRANK C. LIN

Chairman of the Board of Directors

and Chief Executive Officer

Sunnyvale, California

April 26, 2006

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TRIDENT MICROSYSTEMS, INC.

1090 East Arques Avenue

Sunnyvale, California 94085

The accompanying proxy is solicited by the Board of Directors of Trident Microsystems, Inc., a Delaware corporation (“Trident” or the “Company”), for use at the Special Meeting of Stockholders to be held May 25, 2006, at 10:00 a.m. Pacific Time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The date of this Proxy Statement is April 26, 2006, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

SOLICITATION AND VOTING OF PROXIES

Solicitation of Proxies. The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail through its regular employees, the Company will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We have retained the services of MacKenzie Partners, Inc. to aid in the solicitation of proxies, deliver proxy materials to brokers, nominees, fiduciaries and other custodians for distribution to beneficial owners of stock and to solicit proxies therefrom. MacKenzie Partners will receive a fee of approximately $4,000 and reimbursement of all reasonable out-of-pocket expenses. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities. Only stockholders of record as of the close of business on April 20, 2006 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 57,127,725 shares of common stock of the Company, par value $.001 per share (“Common Stock”), issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented at the meeting. The Company’s By-Laws provide that the holders of a majority of all of the shares of the stock entitled to vote at the meeting, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

INFORMATION ABOUT TRIDENT MICROSYSTEMS, INC.

Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of March 31, 2006, with respect to the beneficial ownership of the Company’s Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock, (ii) each director and director-nominee of the Company, (iii) the Chief Executive Officer and the three other most highly compensated executive officers of the Company as of June 30, 2005, whose salary and incentive compensation for the fiscal year ended June 30, 2005 exceeded $100,000 (“Named Executive Officers”), and (iv) all executive officers and directors of the Company as a group.

	Shares Owned (1) (2)
Name and Address of Beneficial Owners	Number of Shares	Percentage of Class
Beneficial Owners of in Excess of 5% (other than directors and named executive officers)
D.E. Shaw & Co., L.P.(3) 120 W. 45th Street, Tower 45 39th Floor New York, NY 10036	4,031,272	7.06%
Veredus Asset Management, LLC(4) 6060 Dutchman’s Lane, Suite 320 Louisville, KY 40205	3,405,825	5.96%
Next Century Growth Investors, LLC(5) 5500 Wayzata Blvd., Suite 1275 Minneapolis, MN 55416	2,962,820	5.19%
Named Executive Officers and directors(6)
Glen M. Antle(7)	56,667	*
Yasushi Chikagami(8	149,667	*
Frank C. Lin(9)	260,022	*
John Luke(10)	60,000	*
Millard Phelps(11)	16,697	*
Jung-Herng Chang(12)	291,220	*
John Edmunds(13)	7,000	*
Peter Jen(14)	606,210	1.05%
Executive officers and directors as a group (8 persons)(15)	1,447,483	2.51%

__________

* Less than 1%

(1)

Except as otherwise noted, the persons named in the table have the sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to the information contained in the footnotes to this table. The number of shares indicated includes in each case the number of shares of

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Common Stock issuable upon exercise of stock options to the extent such options are currently exercisable for purposes of this table. Options and warrants are deemed to be “currently exercisable” if they may be exercised within 60 days of March 31, 2006.
(2)

Calculated on the basis of 57,103,225 shares of Common Stock outstanding as of March 31, 2006, provided that any additional shares of Common Stock that a stockholder has the right to acquire within 60 days after March 31, 2006 are deemed to be outstanding for the purpose of calculating that stockholder’s percentage beneficial ownership.

(3)

Based on a Schedule 13G filed on February 13, 2006 by D. E. Shaw & Co., L.P. By virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., L.P., which in turn is the investment adviser of D. E. Shaw Meniscus Portfolios, L.L.C., the managing member and investment adviser of D. E. Shaw Valence Portfolios, L.L.C, and the managing member of D. E. Shaw Valence, L.L.C., and by virtue of his position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the managing member of D. E. Shaw Meniscus Portfolios, L.L.C., David E. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 4,031,272 shares as described above constituting 7.4% of the outstanding shares and, therefore, David E. Shaw may be deemed to be the beneficial owner of such shares. David E. Shaw disclaims beneficial ownership of such 4,031,272 shares.

(4)	Based on a Schedule 13G filed on January 26, 2006 by Veredus Asset Management, LLC.
(5)

Based on a Schedule 13G filed on February 14, 2006 by Next Century Growth Investors, LLC. These shares may be deemed beneficially owned by (i) Next Century Growth Investors, LLC by virtue of its investment discretion and/or voting power over client securities, which may be revoked; and (ii) Thomas L. Press and Donald M. Longlet, as a result of their positions with and ownership positions in Next Century Growth Investors, LLC. Each of Next Century Growth Investors, LLC, Thomas L. Press and Donald M. Longlet disclaim beneficial ownership of the shares except to the extent of each of their respective pecuniary interested therein, if any.

(6)	The address of the executive officers and directors is c/o Trident Microsystems, Inc., 1090 East Arques Avenue, Sunnyvale, CA 94085.
(7)	Includes 56,667 shares subject to options exercisable by Mr. Antle within sixty days of March 31, 2006.
(8)

Includes 3,000 shares held by a joint tenant account for Mr. Chikagami’s wife, son and daughter. Also includes 146,667 shares subject to options exercisable by Mr. Chikagami within sixty days of March 31, 2006.

(9)	Includes 21,500 held by Mr. Lin’s wife, 25,000 shares held by Mr. Lin's second son and 30,000 shares held by a custodian for the benefit of Mr. Lin’s youngest son.
(10)	Includes 60,000 shares subject to options exercisable by Mr. Luke within sixty days of March 31, 2006.
(11)	Includes 16,667 shares subject to options exercisable by Mr. Phelps within sixty days of March 31, 2006.
(12)	Includes 165,000 shares subject to options exercisable by Mr. Chang within sixty days of March 31, 2006.
(13)	Includes 7,000 shares subject to options exercisable by Mr. Edmunds within sixty days of March 31, 2006.
(14)	Includes 472,800 shares subject to options exercisable by Mr. Jen within sixty days of March 31, 2006.
(15)	Includes 924,801 shares subject to options exercisable within sixty days of March 31, 2006.

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EXECUTIVE COMPENSATION AND OTHER MATTERS

The following table sets forth information concerning the compensation during the fiscal years ended June 30, 2005, June 30, 2004 and June 30, 2003 of the Chief Executive Officer of the Company and our executive officers of the Company as of June 30, 2005, whose salary and bonus for the fiscal year ended June 30, 2005 exceeded $100,000. Amounts under the caption “Bonus” are amounts earned for performance during the fiscal year including amounts paid after the end of the fiscal year.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options (#)(1)

Frank C. Lin Chief Executive Officer	2005 2004 2003	$575,000 $505,523 $505,523	$432,250 $186,821 $228,787	$323,646(2) $319,425(3) $ 0	707,200(5) 2,720,000(6) 160,000

Jung-Herng Chang President	2005 2004 2003	$311,700 $272,200 $272,200	$226,930 $ 58,789 $ 47,399(6)	$ 0 $ 55,675(4) $ 0	494,000(5) 1,900,000(6) 60,000
John Edmunds Chief Financial Officer	2005 2004 2003	$230,000 $ 11,326 $ 0	$138,000 $ 50,000 $ 0	$ 0 $ 0 $ 0	80,000(5) 430,000(7) 0

Peter Jen Sr. Vice President, Asia Operations and Chief Accounting Officer	2005 2004 2003	$268,840 $268,840 $268,840	$ 70,000 $ 48,224 $ 45,853	$ 0 $ 68,705(4) $ 0	33,800(5) 130,000(6) 60,000

(1)	Adjusted to reflect the two-for-one stock split effected by the Company in the form of a stock dividend on November 18, 2005.
(2)

Overseas housing (rental fee) and hardship allowance. On July 26, 2005, the Compensation Committee approved the payment of an additional $100,000 per annum as an allowance payable to Mr. Lin as compensation for his time spent working at the Company’s offices in Shanghai and Taiwan.

(3)	Includes $128,320.16 accrued vacation pay-out. Also includes $191,104.94 overseas housing (rental fee) and hardship allowance.
(4)	Accrued vacation pay-out.
(5)

Represents the number of shares subject to options to purchase common stock of the Company into which options to acquire shares of the common stock of Trident Technologies Inc., the Company’s Taiwanese subsidiary (“TTI”), were converted upon the Company’s acquisition on March 31, 2005 of substantially all of the outstanding minority interests in TTI (the “TTI Acquisition”). See “TMI Option Grants in Last Fiscal Year.”

(6)

Represents the number of shares of TTI common stock subject to options granted by TTI during Fiscal Year 2004. In connection with the TTI Acquisition, outstanding TTI options were assumed by the Company and converted into Company options at an exchange ratio of two shares of Company common stock for each five shares of TTI common stock, which are listed as “grants” in 2005. The options granted in 2004 are no longer outstanding.

(7)

Represents an option to purchase 300,000 shares of the common stock of the Company and an option to purchase 130,000 shares of the common stock of TTI granted in Fiscal Year 2004. In connection with the

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TTI Acquisition, outstanding TTI options were assumed by the Company and converted into Company options at an exchange ratio of two shares of Company common stock for each five shares of TTI common stock.

TMI Stock Options Granted During Last Fiscal Year

The following table provides the specified information concerning grants of options to purchase the Company’s Common Stock made during the fiscal year ended June 30, 2005 to the persons named in the Summary Compensation Table.

TMI Option Grants In Last Fiscal Year

	Individual Grants				Potential Realizable Value at
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal	Exercise or Base Price	Expiration	Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name	(#)(1)	Year	($/Sh)(2)	Date	5% ($)	10% ($)

Frank C. Lin	707,200	51.81%	$0.785	8/23/2013	$8,868,447.94	$13,381,122.46
Jung-Herng Chang	494,000	36.19%	$0.785	8/23/2013	$6,194,871.72	$9,347,107.60
John Edmunds	80,000	5.86%	$0.785	8/23/2013	$1,55,915.58	$1,669,793.06
Peter Jen	33,800	2.48%	$0.785	8/23/2013	$ 423,859.64	$ 639,538.94

(1)

Represents the number of shares subject to options to purchase common stock of the Company into which options to acquire shares of the common stock of TTI were converted upon the Company’s assumption of the TTI options on March 31, 2005 in connection with the TTI Acquisition. Upon such assumption, outstanding TTI options were converted into Company options at an exchange ratio of two shares of Company common stock for five shares of TTI common stock. Each TTI option assumed by the Company will continue to vest and become exercisable at its then existing rate of 35% on the first anniversary of the date of grant by TTI, 15% on the second anniversary of the date of grant by TTI, 25% on the third anniversary of the date of grant by TTI and 25% on the fourth anniversary of the date of grant by TTI. Share numbers and exercise prices have been adjusted to reflect the two-for-one stock split effected by the Company in the form of a stock dividend on November 18, 2005.

(2)

Represents the exercise price per share of Company common stock subject to TTI options assumed by the Company in connection with the TTI Acquisition, which was determined by dividing the aggregate exercise price of each TTI option by the number of shares of Company common stock subject to the option immediately following its assumption.

(3)

Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. The amounts reflected in this table may not necessarily be achieved.

5

On July 26, 2005, the Compensation Committee approved the grant of options to purchase shares of the Company’s common stock, exercisable at $13.99 per share, to each of the following executive officers.

	Number of Securities Underlying Options Granted	Exercise or Base Price	Expiration
Name	(#)	($/Sh)	Date
Frank C. Lin	200,000	$13.99	7/26/2015
Jung-Herng Chang	160,000	$13.99	7/26/2015
John Edmunds	100,000	$13.99	7/26/2015
Peter Jen	80,000	$13.99	7/26/2015

TTI Stock Options Granted During Last Fiscal Year

The following table provides the specified information concerning grants of options to purchase stock in Trident Technologies, Inc., the Company’s Taiwanese subsidiary (“TTI”) made during the fiscal year ended June 30, 2005 to the persons named in the Summary Compensation Table (the “Named Executive Officers”). John Edmunds was the only Named Executive Officer to receive such a grant in fiscal 2005.

TTI Option Grants In Last Fiscal Year

	Individual Grants				Potential Realizable Value at
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal	Exercise or Base Price	Expiration	Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name	(#)(1)	Year	($/Sh)(2)	Date	0% ($)	5% ($)	10% ($)

John Edmunds	70,000	1.92%	$0.32	1/01/2015	$220,080	$361,305	$577,971

(1)

Represents shares of the common stock of TTI subject to options granted by TTI. Upon the Company’s assumption of the TTI options on March 31, 2005 in connection with the TTI Acquisition, TTI options were converted into Company options at an exchange ratio of two shares of Company common stock for each five shares of TTI common stock. Each option grant listed was granted under the TTI 2003 stock option plan (the “TTI Plan”) and vests 35% on the first anniversary of the date of grant, 15% on the second anniversary of the date of grant, 25% on the third anniversary of the date of grant and 25% on the fourth anniversary of the date of grant.

(2)

All TTI options were granted at an exercise price of NT $10, or approximately $0.32 based upon an exchange rate of NT$ 31.65 per $1 on February 4, 2005. As is the practice in Taiwan, the exercise price of these options is initially fixed at the inception of the plan for a given pool of options, and then options are granted at that price until the pool is depleted. The initial fixed exercise price of NT $10 for TTI’s initial 16.2 million share pool was customary for an emerging company in Taiwan, and is equivalent to the par value of the stock. As stock options are granted, this fixed exercise price may be well below the fair market value of the stock at the time of grant. Consistent with generally accepted accounting principles, Trident measures the intrinsic value of these stock options and records deferred compensation at the time of grant to be amortized to expense over the vesting period of the option.

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(3)

Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the further development of a liquid market for TTI Common Stock or other transactions involving TTI Common Stock, the future performance of the TTI Common Stock, overall market conditions and the option-holders’ continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved. The 0% column represents the difference between the exercise price and fair value on the date of grant.

Option Exercises and Fiscal 2005 Year-End Values

The following table provides the specified information concerning exercises of options to purchase the Company’s Common Stock in the fiscal year ended June 30, 2005, and unexercised options held as of June 30, 2005, by the persons named in the Summary Compensation Table. Each of the share numbers below have been adjusted to reflect our two for one stock split effected in the form of a 100% dividend on November 18, 2005.

Aggregate Option Exercises in Last Fiscal Year And Fiscal Year-End Values

	Shares Acquired On Exercise	Value	Number of Securities Underlying Unexercised Options at Fiscal Year-End(1)(2)		Value of Unexercised In-the-Money Options at Fiscal Year-End(3)
Name	(#)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Frank Lin	386,812	$3,837,865.91	1,788,188	707,200	$17,775,532.33	$7,468,032.00
Jung-Herng Chang	350,000	$2,811,767.00	570,000	494,000	$ 5,600,687.25	$5,216,640.00
John Edmunds	0	$ 0.00	93,200	286,800	$ 526,692.00	$1,656,108.00
Peter Jen	150,000	$1,211,071.50	720,000	33,800	$ 7,149,627.00	$ 356,928.00

(1)	The options for Frank Lin, Jung-Herng Chang and Peter Jen were granted under the 1992 Stock Option Plan and the options for John Edmunds were granted under the 2002 Stock Option Plan.
(2)

Includes shares of common stock of the Company subject to options into which options to acquire shares of the common stock of TTI were converted upon the Company’s assumption of the TTI options on March 31, 2005 in connection with the TTI Acquisition. TTI options were converted into Company options at an exchange ratio of two shares of Company common stock for each five shares of TTI common stock.

(3)

The value of the unexercised in-the-money options is based on the closing price of the Company’s Common Stock on June 30, 2005 ($11.345), as reported by the Nasdaq National Market, and is net of the exercise price of such options.

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Option Exercises and Values for the Period July 1, 2005 Through March 31, 2006

The following table provides the specified information concerning exercises of options to purchase the Company’s Common Stock for the period from July 1, 2005 through March 31, 2006, and unexercised options held as of March 31, 2006, by the persons named in the Summary Compensation Table.

Aggregate Option Exercises and Values for the Nine Months Ended March 31, 2006

	Shares Acquired On Exercise	Value	Number of Securities Underlying Unexercised Options as of March 31, 2006(1)(2)		Value of Unexercised In-the-Money Options as of March 31, 2006(3)
Name	(#)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Frank Lin	1,951,388	$44,299,240.72	0	744,000	$ 0.00	$18,395,600.00
Jung-Herng Chang	519,000	$ 9,372,762.01	165,000	540,000	$ 4,580,150.25	$13,155,700.00
John Edmunds	93,200	$ 1,099,872.00	7,000	379,800	$ 197,925.00	$ 8,045,845.00
Peter Jen	255,000	$ 4,620,248.74	472,800	106,000	$13,012,167.75	$ 1,940,750.00

(1)

The options for Frank Lin, Jung-Herng Chang and Peter Jen were granted under the 1992 Stock Option Plan and the 2002 Stock Option Plan and the options for John Edmunds were granted under the 2002 Stock Option Plan.

(2)

Includes shares of common stock of the Company subject to options into which options to acquire shares of the common stock of TTI were converted upon the Company’s assumption of the TTI options on March 31, 2005 in connection with the TTI Acquisition. TTI options were converted into Company options at an exchange ratio of two shares of Company common stock for each five shares of TTI common stock.

(3)

The value of the unexercised in-the-money options is based on the closing price of the Company’s Common Stock on March 31, 2006 ($29.06 per share), as reported by the Nasdaq National Market, and is net of the exercise price of such options.

8

Compensation of Directors

Board members other than the Company’s non-employee directors receive no compensation for attending Board meetings. The Company’s non-employee directors receive $20,000 per year as an annual retainer and reimbursement of certain expenses in connection with attendance at Board meetings and Committee meetings. In addition, each non-employee director receives $1,500 for each Board meeting attended in person, the committee chairperson receives $1,250 for each Committee meeting attended in person, and each other committee member receives $1,000 for each Committee meeting attended in person, and each director receives $500 for each Board or Committee meeting attended by phone.

On the date of our annual meeting held on March 24, 2005, each non-employee director then in office was granted by the Compensation Committee of the Board an option to purchase 50,000 shares of common stock at a price of $8.75 per share, the closing sale price of our common stock reported on the Nasdaq National Market on such date, as adjusted for our stock split in November 2005. Each of these options was granted under our 2002 Stock Option Plan, has a term of ten years and becomes exercisable in three annual installments, subject to the non-employee director’s continued Board service.

Employment Contracts and Termination of Employment and Change in Control Arrangements

The Company’s 1992 Stock Option Plan and each option granted under our 2002 Stock Option Plan (the “Option Plans”) provide that in the event of a merger of the Company with or into another corporation, unless the successor corporation assumes or substitutes equivalent options for options granted under the Option Plans, options under the Option Plans will become fully exercisable prior to the merger. Options which are neither assumed or substituted for by the successor corporation, nor exercised prior to the expiration of a 15-day notice period, will terminate upon the expiration of such period.

All shares subject to options granted under the Company’s 1994 Outside Directors Stock Option Plan (the “Directors Plan”) will become fully vested and exercisable as of the date 15 days prior to a change in control of the Company, as defined in the Directors Plan, unless the surviving or successor corporation either assumes or substitutes its options for options outstanding under the Directors Plan. Any such options which are neither assumed or substituted for by the successor corporation, nor exercised, will terminate as of the date of the change in control.

The Company entered into a change-in-control agreement, effective September 25, 2001, with Frank Lin, the Chairman, CEO and President of the Company. The agreement provides for severance and other benefits to be paid to Mr. Lin in the event of Mr. Lin’s termination following a “change in control” of the Company. The agreement defines a “change in control” as a merger or consolidation or the sale, or exchange by the stockholders of the Company of 40% or more of the capital stock of the Company, or the sale or exchange of 40% or more of the Company’s assets. The agreement provides that in the event of Mr. Lin’s involuntary termination, constructive termination, death or disability within 36 months following a change in control, Mr. Lin will be entitled to receive: (1) severance in the amount of 36 months of Mr. Lin’s annual base salary then in effect, (2) three times Mr. Lin’s potential annual bonus then in effect, (3) acceleration in vesting of up to 3,000,000 of Mr. Lin’s options, and (4) continued group insurance coverage of medical, dental, prescription drug, vision care and life insurance for 36 months following Mr. Lin’s termination.

John Edmunds’ offer letter of employment with the Company includes a change-in-control arrangement pursuant to which, on his termination following a change-in-control, he is entitled to receive a payment equal to 12 months of his annual base compensation and 12 months accelerated vesting of his stock options.

The Board of Directors believes that these arrangements are is in the best interests of the Company in order to ensure the continued dedication and objectivity of Mr. Lin and Mr. Edmunds, notwithstanding the possibility of a “change-in-control.”

9

PROPOSAL ONE:

APPROVAL OF 2006 EQUITY INCENTIVE PLAN

At the special meeting, the stockholders will be asked to approve the Trident Microsystems, Inc. 2006 Equity Incentive Plan (the “2006 Plan”). The Board of Directors adopted the 2006 Plan on April 20, 2006, subject to its approval by our stockholders.

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. However, we are constrained under our 2002 Plan in the types of incentives we are able to offer. Attracting and retaining talented people, particularly in the Far East, is critical to our ability to continue to succeed in the digital media business. Previously, we were able to offer market competitive equity incentives through our Taiwanese subsidiary, particularly to employees in the Far East. However, although some of the incentive value of options previously granted through our Taiwanese subsidiary will continue to provide retention value over the next two fiscal years, the options for shares of that subsidiary were exchanged for options to acquire common stock of the Company during fiscal 2005. In addition, by December 31, 2006, less than 50% of these exchanged options will remain unvested, dissipating much of their previous retention value and potentially making many of our key employees vulnerable to the recruiting efforts of our competitors. The Board of Directors believes it of paramount importance that our employee stock incentive program provide Trident Microsystems with a range of incentive tools and sufficient flexibility to permit the Board of Directors to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes. Accordingly, the Board of Directors believes that a new incentive plan that authorizes the grant of restricted stock and other types of equity awards, as well as stock options, is needed to supplement and ultimately replace the long-term incentives currently available to the Company. We intend to use these incentives to attract new key employees and continue to retain existing key employees for the longer-term benefit of the Company and its stockholders.

As many of our stockholders may be aware, the Financial Accounting Standards Board has adopted revised principles governing the accounting treatment of share-based payments. Commencing with our fiscal year that begins on July 1, 2006, we will become subject to these accounting principles and must record compensation expense in our financial statements for stock options granted to employees, as well as for other types of equity-based incentives that may be provided to employees under the proposed 2006 Plan. Our Board of Directors believes that, as a result of these accounting changes, other forms of equity compensation will become more prevalent in the future and further believes that Trident should have compensation alternatives that minimize the expense of those equity-based incentives, minimize the dilution of stockholders’ ownership and voting power in Trident, or that provide a form of incentive that may previously have been desirable but would have resulted in disadvantageous accounting treatment compared to traditional stock options.

We are asking our stockholders to approve the 2006 Plan to provide a number of alternatives to stock options. In addition to stock options, the 2006 Plan also authorizes the grant to employees and consultants of stock appreciation rights, restricted stock and restricted stock unit awards, performance share and performance unit awards, deferred compensation awards and other stock-based or cash-based awards. Furthermore, the 2006 Plan authorizes the grant, within maximum shares limits specified by the plan, of awards of stock options, stock appreciation rights, restricted stock and restricted stock units to non-employee directors on a periodic, nondiscriminatory basis. We believe that the ability to grant incentive awards other than stock options will be an important component of compensation for our company in the future.

As of March 31, 2006, options were outstanding under all of our existing stock option plans for a total of 9,703,381 shares of our common stock. As of that date, a total of approximately 973,000 shares remained available for future issuance under the 2002 Plan. The 2006 Plan would authorize the issuance of an additional 4,350,000 shares.

The Board believes that the 2006 Plan takes steps to address a number of possible concerns our stockholders may have about the new Plan. Under the 2006 Plan:

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•	Stock options and stock appreciation rights may not be repriced without the approval of our stockholders.
•	No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.
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Each share subject to a “full value” award (i.e., an award settled in stock, other than an option, stock appreciation right or other award that requires the participant to purchase shares for monetary consideration equal to their fair market value at grant) will reduce the number of shares remaining available for grant under the 2006 Plan by 1.38 shares.

•	Full value awards granted under the 2006 Plan will be subject to minimum vesting requirements.
•	The number of shares for which awards may be granted to directors in any fiscal year is subject to a specific cap and will be granted automatically on a periodic, nondiscriminatory basis.
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The 2006 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest.

•	The 2006 Plan has a fixed term of ten years.

The 2006 Plan is also designed to preserve Trident’s ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code (the “Code”) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance share and performance unit awards, and certain other stock-based or cash-based awards granted under the 2006 Plan to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2006 Plan. By approving the 2006 Plan, the stockholders will be approving, among other things:

•	the eligibility requirements for participation in the 2006 Plan;
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the performance criteria upon which the grant or vesting of awards of performance shares, performance units and certain stock option, stock appreciation right, restricted stock, restricted stock unit, other stock-based or cash-based awards may be based;

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the maximum numbers of shares for which stock options, stock appreciation rights, awards of restricted stock, restricted stock units or performance shares or other stock-based awards intended to qualify as performance-based awards may be granted to an employee in any fiscal year; and

•	the maximum dollar amount that a participant may receive upon settlement of performance units or other cash-based awards intended to qualify as performance-based awards.

While we believe that compensation in connection with such awards under the 2006 Plan generally will be deductible by Trident for federal income tax purposes, under certain circumstances, such as a change in control of the company, compensation paid in settlement of certain awards may not qualify as “performance-based.”

The Board of Directors believes that the 2006 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to enhance our growth and profitability. Therefore, the Board urges you to vote to approve the adoption of the 2006 Plan.

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Summary of the 2006 Plan

The following summary of the 2006 Plan is qualified in its entirety by the specific language of the 2006 Plan, a copy of which is available to any stockholder upon request by writing to the Vice President, General Counsel and Secretary, Trident Microsystems, 1090 East Arques Avenue, Sunnyvale, CA 94085, or by facsimile to (408) 733-1597. The 2006 Plan may also be viewed without charge on the SEC website at www.sec.gov.

General. The purpose of the 2006 Plan is to advance the interests of Trident by providing an incentive program that will enable us to attract and retain employees, consultants and directors upon whose judgment, interest and efforts our success is dependent and to provide them with an equity stake in our success. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, deferred compensation awards, and other stock-based and cash-based awards.

Authorized Shares. A total of 4,350,000 shares of Trident common stock will be authorized for issuance under the 2006 Plan if it is approved by the stockholders.

Share Accounting and Adjustments. Each share subject to a stock option, stock appreciation right, deferred compensation award or other award that requires the participant to purchase shares for monetary consideration equal to their fair market value determined at the time of grant will reduce the number of shares remaining available for grant under the 2006 Plan by one share. However, each share subject to a “full value” award (i.e., an award settled in stock, other than an option, stock appreciation right or other award that requires the participant to purchase shares for monetary consideration equal to their fair market value determined at grant) will reduce the number of shares remaining available for grant under the 2006 Plan by 1.38 shares.

If any award granted under the 2006 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by Trident for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2006 Plan. Shares will not be treated as having been issued under the 2006 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares withheld or reacquired by Trident in satisfaction of a tax withholding obligation will not again become available under the 2006 Plan. The number of shares available under the 2006 Plan will be reduced upon the exercise of a stock appreciation right by the gross number of shares for which the award is exercised. If options, stock appreciation rights or performance awards are settled in the form of deferred stock units, the number of shares available under the 2006 Plan will be reduced by 1.38 shares for each share subject to such “full value” awards but will not be further reduced by the number of shares of stock originally subject to such options, stock appreciation rights or performance awards. If shares are tendered in payment of the exercise price of an option or the option is exercised by means of a net-exercise procedure, the number of shares available under the 2006 Plan will be reduced by the gross number of shares for which the option is exercised.

Appropriate adjustments will be made to the number of shares authorized under the 2006 Plan, to the numerical limits on awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2006 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for issuance under the 2006 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2006 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.

Certain Award Limits. In addition to the limitation described above on the total number of shares of our common stock that will be authorized for issuance under the 2006 Plan, the plan limits the numbers of shares that may be issued under certain types of awards, subject to adjustment as described above under “Share Accounting and Adjustments.” No more than 5% of the aggregate number of shares authorized under the 2006 Plan may be issued

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pursuant to full value awards that provide for vesting more rapid than over a period of three years if vesting is based upon continued service alone or that have performance periods of less than 12 months if vesting is based on the attainment of performance goals, except in the case of the participant’s death, disability, retirement or involuntary termination of employment, or a change in control of Trident. No more than 4,350,000 shares may be issued upon the exercise of incentive stock options granted under the 2006 Plan.

To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2006 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which any such award may be granted to an employee in any fiscal year. The limits for awards intended to qualify as performance-based are as follows:

•	Stock options and stock appreciation rights: No more than 500,000 shares.
•	Restricted stock and restricted stock unit awards: No more than 250,000 shares.
•	Performance share and performance unit awards: No more than 250,000 shares and no more than $2,000,000, respectively, for each full fiscal year contained in the performance period of the award.
•	Other stock-based and cash-based awards: No more than 250,000 shares and no more than $2,000,000, respectively, for each full fiscal year contained in the performance period of the award.

Administration. The 2006 Plan generally will be administered by the Compensation Committee or other committee or subcommittee of the Board of Directors or, in the absence of such committee, by the Board of Directors. For purposes of this summary, the term “Committee” will refer to either such committee or the Board of Directors. In the case of awards intended to qualify as “performance-based” under Section 162(m) of the Code, administration of the 2006 Plan will be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). Subject to the provisions of the 2006 Plan, the Committee will determine when and to whom awards are granted, the types and sizes of awards, and all other terms and conditions of awards. The Committee may, subject to certain limitations on the exercise of its discretion required by the 2006 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the exercisability or vesting of any award. Under the 2006 Plan, the Committee may delegate to a committee of one or more officers the authority to grant awards to employees who are not executive officers or directors of Trident, subject to the provisions of the 2006 Plan and guidelines established by the Committee. The 2006 Plan provides, subject to certain limitations, for indemnification by Trident of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2006 Plan. All awards granted under the 2006 Plan will be evidenced by a written agreement between Trident and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2006 Plan. The Committee has the authority to interpret the 2006 Plan and awards granted thereunder, and all determinations of the Committee are final and binding on all persons having an interest in the 2006 Plan or any award.

Prohibition of Option and SAR Repricing. The 2006 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price, the amendment of outstanding options or stock appreciation rights to reduce the exercise price, or the grant of full value awards in exchange for the cancellation of underwater options or stock appreciation rights.

Eligibility. Awards, other than deferred compensation awards or non-employee director awards, may be granted under the 2006 Plan only to employees and consultants of Trident or any present or future parent or subsidiary corporation or other affiliated entity. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of Trident or any parent or subsidiary corporation of Trident. Deferred compensation awards may be granted only to officers, directors and individuals who are among a select group of management or highly compensated employees. Non-employee director awards may be granted only to directors who, at the time of grant, are not employees. As of March 31, 2006, we had approximately 395 employees, including 4 executive officers, and 4 non-employee directors who would be eligible under the 2006 Plan.

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Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Trident Microsystems or any parent or subsidiary corporation of Trident Microsystems (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On April 20, 2006, the closing price of our common stock on the Nasdaq National Market was $30.57 per share.

The 2006 Plan provides that the option exercise price may be paid in cash or its equivalent; by means of a broker-assisted cashless exercise; by tender to Trident of shares of common stock owned by the participant having a fair market value not less than the exercise price (to the extent legally permitted); by means of a net-exercise procedure; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by Trident, through the participant’s surrender of a portion of the option shares to Trident.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2006 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but not later than its expiration date in any event, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2006 Plan).

Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members to the extent permitted by the Committee, provided that options may not be transferred for value.

Stock Appreciation Rights. The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Committee. The exercise price of a Tandem SAR will be the same as the exercise price of the related option, and the exercise price of a Freestanding SAR may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2006 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

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Restricted Stock Awards. The Committee may grant restricted stock awards under the 2006 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to Trident rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Subject to the minimum vesting requirements described above under “Certain Award Limits,” restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units. The Committee may grant restricted stock units under the 2006 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to Trident. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards and subject to the minimum vesting requirements described above under “Certain Award Limits.” Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between Trident and the participant, subject to the minimum vesting requirements described above under “Certain Award Limits.” These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares, and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of Trident and each subsidiary corporation consolidated with Trident for financial reporting purposes, or such division or business unit of Trident as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; and completion of a joint venture or other corporate transaction.

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The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is an executive officer treated as a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on our common stock. The Committee may provide for performance award payments in lump sums or installments pursuant to a schedule elected by the participant.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2006 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Compensation Awards. The 2006 Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee who are officers, directors or individuals who are among a select group of management or highly compensated employees may elect to receive an award of deferred stock units in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards. Each such deferred stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of deferred stock units subject to the award on a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the deferred stock units. However, participants holding deferred stock units will be entitled to dividend equivalent rights with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole deferred stock units. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

Cash-Based Awards and Other Stock-Based Awards. The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Subject to the minimum vesting requirements described above under “Certain Award Limits,” such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

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Non-employee Director Awards. The Committee may, from time to time, establish awards to be granted on a periodic, nondiscriminatory basis to all members of the board of directors who are not employees of Trident or any affiliate of Trident. Additional awards may be granted to non-employee directors in consideration of service on one or more committees of the board, service as chairman of one or more committees of the board, service as chairman or lead director of the board or the individual's initial appointment or election to the board. Non-employee director awards may be granted at the Committee’s discretion in the form of nonstatutory stock options, stock appreciation rights, restricted stock or restricted stock units having such vesting terms as the administrator determines and other terms and conditions substantially similar to those described above under the applicable type of award. Subject to the following limits, the Committee will determine the numbers of shares for which non-employee director awards are granted. A non-employee director may not be granted in any fiscal year awards under the 2006 Plan which, when combined with all other equity compensation granted to the director by Trident, a for a number of shares that exceeds 0.03% of the number of issued and outstanding shares of Trident common stock as of the first day of the fiscal year. This limit may be increased by up to an additional 0.015% of Trident’s issued and outstanding shares of common stock in the fiscal year in which the individual is first appointed or elected to the board. Further, these limits may be increased by either, but not both, of up to an additional 0.015% of Trident’s issued and outstanding shares of common stock as of the first day of a fiscal year in which a non-employee director serves as chairman of the board’s audit committee; or by up to an additional 0.010%) of Trident’s issued and outstanding shares of common stock as of the first date of a fiscal year in which a non-employee director serves as the chairman or lead director of the board, or serves on a committee of the board (whether as chairman or member of the committee). Awards may be granted to a non-employee director in any fiscal year for up to a number of shares equal to that year’s and the next two fiscal years’ combined aggregate limits, provided that the non-employee director may not receive any additional awards until the next fiscal year in which the cumulative aggregate limits would not be exceeded.

Change in Control. Unless otherwise defined in a participant’s award or employment agreement, the 2006 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2006 Plan) becoming the direct or indirect beneficial owner of more than 50% of Trident’s voting stock, or (b) the occurrence of any of the following events upon which the stockholders of Trident Microsystems immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of Trident, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of Trident’s voting stock; (ii) a merger or consolidation in which Trident is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of Trident (other than a sale, exchange or transfer to one or more subsidiaries of Trident).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. Stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2006 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all non-employee director awards will be accelerated in full upon a Change in Control.

Awards Subject to Section 409A of the Code. Certain awards granted under the 2006 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and such regulations or other administrative guidance that may be issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2006 Plan to the contrary, the Committee is authorized, in its

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sole discretion and without the consent of any participant, to amend the 2006 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Termination or Amendment. The 2006 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2006 Plan following the tenth anniversary of the 2006 Plan’s effective date, which will be the date on which it is approved by the stockholders. The Committee may terminate or amend the 2006 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2006 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2006 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to

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withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Compensation Awards. A participant generally will recognize no income upon the receipt of deferred stock units. Upon the settlement of deferred stock units, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date the shares were transferred to the participant, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

No awards will be granted under the 2006 Plan prior to its approval by our stockholders. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

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Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

The Board believes that the adoption of the 2006 Plan is in the best interests of Trident and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” approval of the 2006 Plan

THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ADOPTION OF THE 2006 Plan.

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EQUITY COMPENSATION PLAN INFORMATION

We currently maintain two compensation plans that provide for the issuance of our common stock to officers, directors, other employees or consultants. These consist of the 2002 Stock Option Plan (the “2002 Plan”) and the 2001 Employee Stock Purchase Plan (the “Purchase Plan”). Options to purchase our common stock remain outstanding under three compensation plans which have expired or been terminated: the 1992 Stock Option Plan (the “1992 Plan”), the 1994 Outside Directors Stock Option Plan (the “1994 Plan”) and the 1996 Nonstatutory Stock Option Plan (the “1996 Plan”). In addition, we have reserved shares for issuance upon the exercise of options to purchase common stock of TTI assumed by the Company in connection with the TTI Acquisition. All such plans and the assumption of TTI options have been approved by stockholders except the 1996 Plan. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of March 31, 2006:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	6,182,683(1)	$2.58	1,874,128(2)
Equity compensation plans not approved by stockholders(3)	3,520,698(3)	$7.38	0
Total	9,703,381(4)	$4.32	1,874,128

(1)

Includes 639,000 shares that are reserved and issuable upon exercise of options outstanding under the 1992 Plan, which plan expired on October 16, 2002, 230,000 shares that are reserved and issuable upon exercise of options outstanding under the 1994 Plan, which expired on January 13, 2004, 960,333 shares that are reserved and issuable upon exercise of options outstanding under the 2002 Plan and 4,353,350 shares that are reserved and issuable upon exercise of options outstanding under the TTI Plan.

(2)	Includes 901,128 shares reserved for future issuance under the Purchase Plan and 973,000 shares reserved for future issuance under the 2002 Plan.
(3)	Consists of shares subject to options that are outstanding or may be issued pursuant to the 1996 Plan, which plan expired on January 17, 2006.
(4)	The weighted average exercise price of these outstanding options is $4.32, and the weighted average remaining term of these outstanding options is 7.83 years.

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Material Features of the 1996 Nonstatutory Stock Option Plan

The 1996 Plan expired on January 17, 2006. As of March 31, 2006, we had reserved an aggregate of 12,300,000 shares of Common Stock for issuance under the 1996 Plan, of which 3,520,698 shares are issuable upon exercise of options outstanding. The 1996 Plan provides for the granting of nonstatutory stock options to employees and consultants who are not officers or directors of the Company, with exercise prices per share equal to no less than 85% of the fair market value of our Common Stock on the date of grant. Options granted under the 1996 Plan generally have a 10-year term and vest at the rate of 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. The vesting of options granted under the 1996 Plan will be accelerated in full in the event of a merger of the Company with or into another corporation in which the outstanding options are neither assumed nor replaced by equivalent options granted by the successor corporation or a parent or subsidiary of the successor corporation. The 1996 Plan was not required to be and was not approved by the Company’s stockholders.

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STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

The Company has an advance notice provision under its bylaws for stockholder business to be presented at meetings of stockholders. Such provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder proposal must be received at the Company’s principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders; except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

Proposals of stockholders intended to be presented at the next annual meeting of the stockholders of the Company must be received by the Company at its offices at 1090 East Arques Avenue, Sunnyvale, California 94085, no later than May 26, 2006 and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company’s proxy statement for that meeting.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

FRANK C. LIN

Chairman of the Board of Directors

and Chief Executive Officer

April 26, 2006

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Trident Microsystems, Inc.

2006 Equity Incentive Plan

Trident Microsystems, Inc.

2006 Equity Incentive Plan

1.	ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1        Establishment. The Trident Microsystems, Inc. 2006 Equity Incentive Plan (the “Plan”) is hereby established effective as of May 24, 2006, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2        Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Deferred Compensation Awards, Cash-Based and Other Stock-Based Awards and Nonemployee Director Awards.

1.3        Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.	DEFINITIONS AND CONSTRUCTION.

2.1        Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)        “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b)        “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Compensation Award, Cash-Based Award, Other Stock-Based Award or Nonemployee Director Award granted under the Plan.

(c)        “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d)        “Board” means the Board of Directors of the Company.

(e)        “Cash-Based Award” means an Award granted pursuant to Section 12 that is denominated in cash.

(f)        “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(g)        “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

(i)         any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)       an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ff)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(h)        “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(i)         “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(j)         “Company” means Trident Microsystems, Inc., a Delaware corporation, or any successor corporation thereto.

(k)        “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

(l)         “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(m)       “Deferred Compensation Award” means an award granted to a Participant pursuant to Section 11.

(n)        “Director” means a member of the Board.

(o)        “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p)        “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q)        “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)        “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)         Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)       Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or market system and consistently applied, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to the grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and such valuation method must be used consistently for grants of Options and SARs under the same and substantially similar programs. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii)      If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith, without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(t)         “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value of the shares subject to such Award, (iv)  an Other Stock-Based award based on appreciation in the Fair Market Value of the Stock or (v) a Nonemployee Director Award which is any of the foregoing types of Awards.

(u)        “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v)        “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(w)       “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x)        “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(y)        “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with the following formula:

N = X(A-B)/A, where

“N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;

“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;

“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and

“B” = the exercise price per share (as defined in the Participant’s Award Agreement)

(z)         “Nonemployee Director” means a Director who is not an Employee.

(aa)      “Nonemployee Director Award” means a Nonstatutory Stock Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award granted to a Nonemployee Director pursuant to Section 13 of the Plan.

(bb)      “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(cc)      “Officer” means any person designated by the Board as an officer of the Company.

(dd)      “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6 or Section 13.

(ee)      “Other Stock-Based Award” means an Award granted pursuant to Section 12 that is denominated in shares of Stock.

(ff)       “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(gg)      “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(hh)      “Participant” means any eligible person who has been granted one or more Awards.

(ii)       “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(jj)       “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(kk)      “Performance Award” means an Award of Performance Shares or Performance Units.

(ll)       “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(mm)   “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(nn)      “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(oo)      “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(pp)      “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(qq)      “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(rr)       “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ss)       “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8 or Section 13.

(tt)       “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 or Section 13.

(uu)      “Restricted Stock Unit” or “Stock Unit” means a right granted to a Participant pursuant to Section 9, Section 11 or Section 13 to receive a share of Stock on a date determined in accordance with the provisions of such Sections, as applicable, and the Participant’s Award Agreement.

(vv)      “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ww)    “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 or Section 13 to receive payment, for each share of Stock subject to such SAR, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(xx)       “Section 162(m)” means Section 162(m) of the Code.

(yy)      “Section 409A” means Section 409A of the Code.

(zz)       “Securities Act” means the Securities Act of 1933, as amended.

(aaa)    “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(bbb)    “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(ccc)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(ddd)    “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(eee)    “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2        Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	ADMINISTRATION.

3.1        Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

3.2        Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Person; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) each such Award which is a Full Value Award shall be subject to the minimum vesting provisions described in Section 5.3(b), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.

3.3        Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4        Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5        Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)        to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)        to determine the type of Award granted;

(c)        to determine the Fair Market Value of shares of Stock or other property;

(d)        to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)        to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f)        to approve one or more forms of Award Agreement;

(g)        to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)        to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)         to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j)         to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6        Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price, (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof, or (c) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then current Fair Market Value of a share of Stock and the grant in substitution therefore of Full Value Awards. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

3.7        Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	SHARES SUBJECT TO PLAN.

4.1        Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to four million and three hundred fifty thousand (4,350,000) shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2        Share Accounting.

(a)        Each share of Stock subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 4.1 as one (1) share. Each share of Stock subject to a Full Value Award shall be counted against the limit set forth in Section 4.1 as one and thirty-eight one hundredths (1.38) shares.

(b)        If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. If Options, SARs or Performance Awards are settled in the form of Stock Units issued pursuant to a stock issuance deferral award described in Section 11.1(b), the number of shares available for issuance under the Plan shall be reduced by the number of shares to be counted with respect to such Full Value Awards, as determined in accordance with Section 4.2(a), but shall not be further reduced by the number of shares of Stock originally subject to such Options, SARs or Performance Awards settled in such manner. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 17.2 shall not again be available for issuance under the Plan.

4.3        Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance

Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code and related guidance issued by the U.S. Treasury Department.

5.	ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1        Persons Eligible for Awards. Awards, other than Deferred Compensation Awards or Nonemployee Director Awards, may be granted only to Employees and Consultants. Deferred Compensation Awards may be granted only to Officers, Directors and individuals who are among a select group of management or highly compensated Employees. Nonemployee Director Awards may be granted only to persons who, at the time of grant, are Nonemployee Directors.

5.2        Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3        Award Limitations.

(a)         Incentive Stock Option Limitations.

(i)         Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed four million and three hundred fifty thousand (4,350,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.

(ii)       Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service as an Employee of an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(iii)      Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(b)        Limit on Full Value Awards without Minimum Vesting. Except with respect to a maximum of five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, as provided in Section 4.1, Full Value Awards which vest on the basis of the Participant’s continued Service shall provide for vesting over a period of not less than three (3) years, and Full Value Awards which vest on the basis of the attainment of performance goals shall provide for a performance period of not less than twelve (12) months. The foregoing limitations shall not preclude the acceleration of vesting of any such Award upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.

(c)        Nonemployee Director Award Limits. Within any fiscal year of the Company, no Nonemployee Director may be granted one or more Nonemployee Director Awards which, when combined with all other equity compensation awards granted by the Company within the same fiscal year, if any, are for a number of shares of Stock that exceed three one-hundredths of one percent (0.03%) of the number of shares of Stock issued and outstanding on the first day of such fiscal year (the “Outstanding Shares”); provided, however, that the foregoing annual limit may be increased by one or more of the following additions, as applicable:

(i)         New Nonemployee Directors: Up to an additional fifteen one-thousandths of one percent (0.015%) of the Outstanding Shares in the fiscal year in which the Nonemployee Director is first appointed or elected to the Board as a Nonemployee Director; and

(ii)       Additional Service. Either, but not both, of the following, as applicable:

(1)        Chairman of the Audit Committee: Up to an additional fifteen one-thousandths of one percent (0.015%) of the Outstanding Shares in any fiscal year in which the Nonemployee Director is serving a chairman of the audit committee of the Board; or

(2)        Other Service: Up to an additional ten one-thousandths of one percent (0.010%) of the Outstanding Shares in any fiscal year in which the Nonemployee Director is serving as Chairman or Lead Director of the Board or is serving on a Board committee (whether as chairman of member of the committee).

Notwithstanding the foregoing, a Nonemployee Director may be granted one or more Awards in any fiscal year for a number of shares of Stock which would, in the aggregate when combined with all other equity compensation awards granted by the Company within the same fiscal year, be equal to or less than the cumulative aggregate limits set forth in this Section 5.3, as applicable to such Nonemployee Director, for such fiscal year and up to the next two succeeding fiscal years (taking into account only the Outstanding Shares as of the first day of the fiscal year in which such Awards are granted); provided, however, that no additional Awards may be granted to such Nonemployee Director until the next succeeding fiscal year in which the cumulative aggregate limits set forth in this Section 5.3, as applicable to such Nonemployee Director, for such fiscal year and the applicable succeeding fiscal years would not be exceeded.

(d)        Section 162(m) Award Limits. The following limits shall apply to the grant of any Award intended to qualify for treatment as Performance-Based Compensation:

(i)         Options and SARs. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than five hundred thousand (500,000) shares.

(ii)       Restricted Stock Awards and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards for more than two hundred fifty thousand (250,000) shares.

(iii)      Performance Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than two hundred fifty thousand (250,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than two million dollars ($2,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

(iv)       Cash-Based Awards and Other Stock-Based Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted (1) Cash-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than two million dollars ($2,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Other Stock-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than two hundred fifty thousand

(250,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Cash-Based Award or Other Stock-Based Award for the same Performance Period.

6.	STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1        Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2        Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3         Payment of Exercise Price.

(a)        Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or

(vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)          Limitations on Forms of Consideration.

(i)         Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

(ii)       Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4          Effect of Termination of Service.

(a)        Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i)         Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)       Death. If the Participant’s Service terminates because of the death of the Participant, then (A) the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date, and (B) solely for the purposes of determining the number of vested shares subject to the Option as of the date on which the Participant’s Service terminated, the Participant shall be credited with an additional twelve (12) months of Service. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service; provided, however, that the Participant shall not be credited with additional months of Service it the Participant dies after the Participant’s Service has otherwise terminated.

(iii)      Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)       Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of thirty (30) days after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)        Extension if Exercise Prevented by Law or Insider Trading Policy. Notwithstanding the foregoing, other than termination of Service for Cause, if within the applicable time periods set forth in Section 6.4(a) the exercise of an Option is prevented by the provisions of Section 16 below or a sale of shares pursuant to a Cashless Exercise of the Option would violate the provisions of the Insider Trading Policy, the Option shall remain exercisable until thirty (30) days after the date such exercise or sale, as the case may be, first would no longer be prevented by such provisions, but in any event no later than the Option Expiration Date.

6.5        Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act, including the restrictions contained therein on transfers for value.

7.	STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1        Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2        Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3        Exercisability and Term of SARs.

(a)        Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)        Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4        Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum as soon as practicable following the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5        Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6        Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7        Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

8.	RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1        Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2        Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3        Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4        Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5        Vesting and Restrictions on Transfer. Subject to Section 5.3(b), Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then the satisfaction of the Vesting Conditions automatically be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6        Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting

Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7        Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8        Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.	RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1        Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2        Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3        Vesting. Subject to Section 5.3(b), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4        Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5        Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6        Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider

Trading Policy, but in any event on or before the later of the last day of the calendar year of, or the 15th day of the third calendar month following, the original settlement date.

9.7        Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.	PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1      Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2      Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3      Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period (subject to Section 5.3(b)), Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4      Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a)        Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i)      revenue;

(ii)     sales;

(iii)    expenses;

(iv)	operating income;
(v)	gross margin;
(vi)	operating margin;
(vii)	earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;
(viii)	pre-tax profit;
(ix)	net operating income;
(x)	net income;
(xi)	economic value added;
(xii)	free cash flow;
(xiii)	operating cash flow;
(xiv)	balance of cash, cash equivalents and marketable securities;
(xv)	stock price;
(xvi)	earnings per share;
(xvii)	return on stockholder equity;
(xviii)	return on capital;
(xix)	return on assets;
(xx)	return on investment;
(xxi)	employee satisfaction;
(xxii)	employee retention;
(xxiii)	market share;
(xxiv)	customer satisfaction;
(xxv)	product development;
(xxvi)	research and development expenses;
(xxvii)	completion of an identified special project; and
(xxviii)	completion of a joint venture or other corporate transaction.

(b)        Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5	Settlement of Performance Awards.

(a)        Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)        Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c)        Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d)        Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e)        Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 19.1 (except as otherwise provided below or consistent with the requirements of Section 409A) payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, and consistent with the requirements of Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f)        Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6      Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7      Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)        Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b)        Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.

10.8      Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.	DEFERRED COMPENSATION AWARDS.

11.1      Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, consistent with the requirements of Section 409A, may establish one or more programs pursuant to the Plan under which:

(a)        Elective Cash Compensation Reduction Awards. Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b)        Stock Issuance Deferral Awards. Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

(i)         shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

(ii)       cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

(iii)      cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

11.2      Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and, except as provided below, shall comply with and be subject to the terms and conditions of Section 9.

(a)        Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited. Such Dividend Equivalent Rights shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

(b)        Settlement of Deferred Compensation Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award in compliance with the requirements of Section 409A. The Company shall issue to the Participant on the settlement date elected by the Participant, or as soon thereafter as practicable, a number of whole shares of Stock equal to the number of vested Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.

12.	CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

12.1      Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

12.2      Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

12.3      Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. Subject to Section 5.3(b), the Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

12.4      Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

12.5      Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.

12.6      Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination.

12.7      Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws applicable to such shares of Stock.

13.	NONEMPLOYEE DIRECTOR AWARDS.

From time to time, the Board or the Committee shall set the amount(s) and type(s) of Nonemployee Director Awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as the additional amount(s) and type(s) of Nonemployee Director Awards, if any, to be awarded, also on a periodic, nondiscriminatory basis, in consideration of one or more of the following: (a) the initial election or appointment of an individual to the Board as a Nonemployee Director, (b) a Nonemployee

Director’s service as Chairman or Lead Director of the Board, (c) a Nonemployee Director’s service as the chairman of a committee of the Board, and (d) a Nonemployee Director’s service other than as the chairman of a committee of the Board. The terms and conditions of each Nonemployee Director Award shall comply with the applicable provisions of the Plan. Subject to the limits set forth in Section 5.3(b), Section 5.3(c) and the foregoing, the Board or the Committee shall grant Nonemployee Director Awards having such terms and conditions as it shall from time to time determine.

14.	STANDARD FORMS OF AWARD AGREEMENT.

14.1      Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

14.2      Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

15.	CHANGE IN CONTROL.

15.1      Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:

(a)        Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

(b)        Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)        Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

15.2      Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 15.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

15.3      Federal Excise Tax Under Section 4999 of the Code.

(a)        Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b)        Determination by Independent Accountants. To aid the Participant in making any election called for under Section 15.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 15.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section.

16.	COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

17.	TAX WITHHOLDING.

17.1      Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

17.2      Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

18.	AMENDMENT OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

19.	COMPLIANCE WITH SECTION 409A.

19.1      Awards Subject to Section 409A. The provisions of this Section 19 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

(a)        Any Nonstatutory Stock Option or SAR that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

(b)        Each Deferred Compensation Award.

(c)        Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award if either (i) the Award provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) the Committee permits or requires the Participant to elect one or more dates on which the Award will be settled.

Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the 15th day of the third month following the end of the

Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

19.2      Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

(a)        All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

(b)        All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

(c)        Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 19.3.

19.3      Subsequent Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

(a)        No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b)        Each subsequent Election related to a distribution in settlement of an Award not described in Section 19.3(b), 19.4(b), or 19.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c)        No subsequent Election related to a distribution pursuant to Section 19.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

19.4      Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, no distribution in settlement of an Award subject to Section 409A may commence earlier than:

(a)        Separation from service (as determined by the Secretary of the United States Treasury);

(b)        The date the Participant becomes Disabled (as defined below);

(c)        Death;

(d)        A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 19.2 and/or 19.3, as applicable;

(e)        To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

(f)        The occurrence of an Unforeseeable Emergency (as defined by applicable U.S. Treasury Regulations promulgated pursuant to Section 409A).

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i) of the Code) of the Company, no distribution pursuant to Section 19.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.

19.5      Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.

The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

19.6      Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

(a)        the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b)        the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

19.7      Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.

19.8      No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under an Award subject to Section 409A, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

20.	MISCELLANEOUS PROVISIONS.

20.1      Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

20.2       Forfeiture Events.

(a)        The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b)        If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

20.3      Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

20.4      Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

20.5      Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

20.6      Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

20.7      Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

20.8      Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.9      Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

20.10    Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

20.11    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

20.12    Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

20.13    Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Trident Microsystems, Inc. 2006 Equity Incentive Plan as duly adopted by the Board on April 20, 2006.

/s/ Carmen Chang
Assistant Secretary

Page

1.	Establishment, Purpose and Term of Plan		1
	1.1	Establishment	1
	1.2	Purpose	1
	1.3	Term of Plan	1
2.	Definitions and Construction		1
	2.1	Definitions	1
	2.2	Construction	9
3.	Administration		9
	3.1	Administration by the Committee	9
	3.2	Authority of Officers	9
	3.3	Administration with Respect to Insiders	9
	3.4	Committee Complying with Section 162(m)	9
	3.5	Powers of the Committee	10
	3.6	Option or SAR Repricing	11
	3.7	Indemnification	11
4.	Shares Subject to Plan		11
	4.1	Maximum Number of Shares Issuable	11
	4.2	Share Accounting	11
	4.3	Adjustments for Changes in Capital Structure	12
5.	Eligibility, Participation and Award Limitations		13
	5.1	Persons Eligible for Awards	13
	5.2	Participation in the Plan	13
	5.3	Award Limitations	13
6.	Stock Options		16
	6.1	Exercise Price	16
	6.2	Exercisability and Term of Options	16
	6.3	Payment of Exercise Price	16
	6.4	Effect of Termination of Service	17
	6.5	Transferability of Options	18
7.	Stock Appreciation Rights		18
	7.1	Types of SARs Authorized	18
	7.2	Exercise Price	19
	7.3	Exercisability and Term of SARs	19
	7.4	Exercise of SARs	19

-i-

(continued)

Page

	7.5	Deemed Exercise of SARs	19
	7.6	Effect of Termination of Service	20
	7.7	Transferability of SARs	20
8.	Restricted Stock Awards		20
	8.1	Types of Restricted Stock Awards Authorized	20
	8.2	Purchase Price	20
	8.3	Purchase Period	21
	8.4	Payment of Purchase Price	21
	8.5	Vesting and Restrictions on Transfer	21
	8.6	Voting Rights; Dividends and Distributions	21
	8.7	Effect of Termination of Service	21
	8.8	Nontransferability of Restricted Stock Award Rights	22
9.	Restricted Stock Unit Awards		22
	9.1	Grant of Restricted Stock Unit Awards	22
	9.2	Purchase Price	22
	9.3	Vesting	22
	9.4	Voting Rights, Dividend Equivalent Rights and Distributions	23
	9.5	Effect of Termination of Service	23
	9.6	Settlement of Restricted Stock Unit Awards	23
	9.7	Nontransferability of Restricted Stock Unit Awards	24
10.	Performance Awards		24
	10.1	Types of Performance Awards Authorized	24
	10.2	Initial Value of Performance Shares and Performance Units	24
	10.3	Establishment of Performance Period, Performance Goals and Performance Award Formula	24
	10.4	Measurement of Performance Goals	25
	10.5	Settlement of Performance Awards	27
	10.6	Voting Rights; Dividend Equivalent Rights and Distributions	28
	10.7	Effect of Termination of Service	28
	10.8	Nontransferability of Performance Awards	29
11.	Deferred Compensation Awards		29
	11.1	Establishment of Deferred Compensation Award Programs	29
	11.2	Terms and Conditions of Deferred Compensation Awards	30
12.	Cash-Based Awards and Other Stock-Based Awards		31
	12.1	Grant of Cash-Based Awards	31
	12.2	Grant of Other Stock-Based Awards	31

-ii-

(continued)

Page

	12.3	Value of Cash-Based and Other Stock-Based Awards	31
	12.4	Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards	31
	12.5	Voting Rights; Dividend Equivalent Rights and Distributions	32
	12.6	Effect of Termination of Service	32
	12.7	Nontransferability of Cash-Based Awards and Other Stock-Based Awards	32
13.	Nonemployee Director Awards		32
14.	Standard Forms of Award Agreement		33
	14.1	Award Agreements	33
	14.2	Authority to Vary Terms	33
15.	Change in Control		33
	15.1	Effect of Change in Control on Awards	33
	15.2	Effect of Change in Control on Nonemployee Director Awards	34
	15.3	Federal Excise Tax Under Section 4999 of the Code	34
16.	Compliance with Securities Law		35
17.	Tax Withholding		35
	17.1	Tax Withholding in General	35
	17.2	Withholding in Shares	35
18.	Amendment or Termination of Plan		36
19.	Compliance with Section 409A		36
	19.1	Awards Subject to Section ~ 409A	36
	19.2	Deferral and/or Distribution Elections	37
	19.3	Subsequent Elections	37
	19.4	Establishment of Performance Period, Performance Goals and Performance Award Formula	37
	19.5	Unforeseeable Emergency	38
	19.6	Disabled	38
	19.7	Death	39
	19.8	No Acceleration of Distributions	39
20.	Miscellaneous Provisions		39
	20.1	Repurchase Rights	39
	20.2	Forfeiture Events	39
	20.3	Provision of Information	40
	20.4	Rights as Employee, Consultant or Director	40
	20.5	Rights as a Stockholder	40

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(continued)

Page

20.6	Delivery of Title to Shares	40
20.7	Fractional Shares	40
20.8	Retirement and Welfare Plans	41
20.9	Beneficiary Designation	41
20.10	Severability	41
20.11	No Constraint on Corporate Action	41
20.12	Unfunded Obligation	41
20.13	Choice of Law	42

-iv-

A vote FOR the following proposal is recommended by the Board of Directors:	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

		FOR	AGAINST	ABSTAIN
1.	To approve the Trident Microsystems, Inc. 2006 Equity Incentive Plan and the reservation of 4,350,000 shares of the Company’s Common Stock for issuance thereunder.	☐	☐	☐
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Signature	Signature	Date:
SIGN EXACTLY AS YOUR NAME(S) APPEARS ON YOUR STOCK CERTIFICATE. IF SHARES OF STOCK ARE HELD JOINTLY, BOTH OR ALL OF SUCH PERSONS SHOULD SIGN. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED PERSON. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD INDICATE THEIR FULL TITLES IN SUCH CAPACITY.

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/trid Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you submit your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

TRIDENT MICROSYSTEMS, INC.

Proxy for the Special Meeting of Stockholders
To be held on May 25, 2006

Solicited by the Board of Directors

     The undersigned hereby appoints Frank C. Lin and John Edmunds, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in Trident Microsystems, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s principal executive offices, 1090 East Arques Avenue, Sunnyvale, California 94085, on May 25, 2006 at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposal listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated April 26, 2006 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSAL 1.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲